UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 _______________________________
FORM 8-K
_________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2017
_______________________________
NanoString Technologies, Inc.
(Exact name of registrant as specified in its charter)
  ________________________________

Delaware	001-35980	20-0094687
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Fairview Avenue North
Seattle, Washington 98109
(Address of principal executive offices, including zip code)

(206) 378-6266
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

 _________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act).   ☐
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of     Certain Officers; Compensatory Arrangements of Certain Officers.
On April 26, 2017, the Board appointed Dr. Mary Tedd Allen, 54, the Company's current Vice President, Operations, as the Company's Senior Vice President, Operations, effective May 1, 2017. Dr. Allen will replace Wayne Burns, who announced his departure on January 6, 2017 and whose last day as an employee will be April 30, 2017. The compensatory and other material terms of Dr. Allen’s employment arrangement with the Company have not changed in connection with her appointment.
Dr. Allen has more than 25 years of experience managing product development and manufacturing groups for both biotech and semiconductor applications. Dr. Allen has served as Vice President, Operations since early 2016, and she previously served as Vice President of Manufacturing since joining the Company in 2007. Prior to joining the Company, Dr. Allen served as the Director of Research and Programs at the Washington Technology Center, Washington state’s non-profit technology-based economic development enterprise, from February 2006 to February 2007. Before joining the Washington Technology Center, Dr. Allen was Vice President of the Advanced Manufacturing and Development group at Applied Biosystems, a publicly-traded biotechnology Company acquired by Invitrogen in November 2008 to form Life Technologies, from February 2002 to August 2005. She received a B.A. in Chemistry from Mount Holyoke College and a Ph.D. in Chemistry from the University of Rochester.
There are no family relationships between Dr. Allen and any director, executive officer or person nominated or chosen to become a director or executive officer of the Company. There are no transactions and no proposed transactions between Dr. Allen (or any member of her immediate family) and the Company (or any of its subsidiaries), and there is no arrangement or understanding between Dr. Allen and any other person or entity pursuant to which Dr. Allen was appointed as Senior Vice President, Operations.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NanoString Technologies, Inc.

Date: April 28, 2017	By:	/s/ R. Bradley Gray
R. Bradley Gray
President and Chief Executive Officer